EXHIBIT 99.1

News Release

Contacts:

Joelle Fitzgerald	Jim Finn
Director	Vice President
Investor Relations	Corporate Communications
Oracle Corporation	Oracle Corporation
(650) 506-4073	(650) 506-1691

ORACLE REPORTS Q1 GAAP EARNINGS OF $0.08 PER SHARE, UP FROM $0.06

Net Income up 28% to $440 Million, Operating Cash Flow increases to $1.25 Billion

Redwood Shores, Calif., September 12, 2003—[http://www.oracle.com/tellmemore/?2288201]    Today, Oracle Corporation announced that first quarter net income was up 28% to $440 million while revenues were up 2% to $2.1 billion as compared to the first quarter last year. Earnings per share was $0.08 compared with $0.06 last year, which included a one cent impairment charge relating to Oracle’s investment in Liberate. New software license sales were down 7% to $525 million while software license updates and product support were up 14% to $1,034 million. First quarter operating margin was 30% versus 29% last year.

“Once again, the quarter showed positive growth in total revenues, and we expect to see continued improvement in total revenue and new license growth in Q2 led by North America. In addition, Oracle generated over $1.25 billion in cash as our profitability continues to hit record levels,” said Oracle CFO Jeff Henley.

“We’re all very excited about the announcement of the next version of our database and application server called Oracle 10g,” said Oracle CEO Larry Ellison. “Oracle 10g is the first database designed to run on a grid of 64 to 128 low-cost Linux Intel servers. An Oracle 10g enterprise grid runs more than 10 times faster than the largest server. That means every existing Oracle application – SAP, PeopleSoft, Siebel, custom systems – will run faster and more reliably on an Oracle 10g enterprise grid. But if you want to run on an Oracle grid of Lintel servers – you have to be willing to spend less.”

Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please call Investor Relations at (650) 506-4073 or visit Oracle on the web at www.oracle.com/investor.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Information in this release relating to Oracle’s future prospects which are “forward-looking statements” are subject to certain risks and uncertainties that could cause actual results to differ materially, including, but not necessarily limited to, the following: (1) Economic, political and market conditions could continue to adversely affect purchasing decisions for computer software and services throughout the world. The war on terrorism and the potential for other hostilities in various parts of the world continues to contribute to a climate of uncertainty that could adversely affect revenues. Delays in closing of sales, reductions in size of individual sales without an offsetting increase in volume or delays in product delivery can cause quarterly revenues and income to fall significantly short of anticipated levels. (2) Management’s ability to forecast revenues and control expenses, especially on a quarterly basis, continues to be a challenge. An unexpected decline in revenues without a corresponding and timely slowdown in expense growth could have a material adverse effect on results of operations. (3) Oracle is continuing to introduce new or enhanced versions of its products and services, such as Oracle Database 10g, Oracle Application Server 10g, Oracle E-Business Suite, Oracle Collaboration Suite and Outsourcing; the market acceptance and contribution to Oracle’s revenues of these new versions or products and services cannot be assured. (4) Oracle periodically has made changes to its pricing model and sales organization, which could lead to a decline or delay in sales as its sales force and customers adjust to the new pricing policies and organizational changes. Intense competition in the various markets in which Oracle competes may also put pressure on Oracle to reduce prices on certain products. (5) The market for Oracle’s products is intensely competitive and is characterized by rapid technological advances and frequent new product introductions. There can be no assurances that Oracle will continue to introduce new products and new versions of existing products that keep pace with technological developments, satisfy increasingly sophisticated customer requirements and achieve market acceptance. Oracle undertakes no obligation to update information contained in this release. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Risk Factors” section of Oracle Corporation’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or Oracle’s Investor Relations website at http://www.oracle.com/investor.

ORACLE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended August 31,
	2003	2002
REVENUES
New software licenses and other	$525	$563
Software license updates and product support	1,034	905
Services	513	560

Total Revenues	2,072	2,028

OPERATING EXPENSES
Sales and marketing	464	471
Software license updates and product support	121	117
Cost of services	442	472
Research and development	298	286
General and administrative (1)	131	102

Total Operating Expenses	1,456	1,448

OPERATING INCOME	616	580

Net investment gains (losses) related to equity securities (2)	36	(81)
Other income, net (1)	12	23

INCOME BEFORE TAXES	664	522

Provision for income taxes	224	179

NET INCOME	$440	$343

EARNINGS PER SHARE
Basic	$0.08	$0.06
Diluted	$0.08	$0.06

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,230	5,399
Diluted	5,347	5,515

(1)	General and administrative expenses for the three months ended August 31, 2003 includes $14.6 million of expenditures associated with our tender offer for PeopleSoft, Inc. Other income, net for the three months ended August 31, 2003 includes $5.0 million relating to a commitment fee for a revolving credit facility associated with our tender offer for PeopleSoft, Inc.

(2)	Net investment gains (losses) related to equity securities for the three months ended August 31, 2002 includes a $72.1 million impairment charge related to Oracle’s investment in Liberate Technologies. In June 2003, we sold all of our common shares in Liberate Technologies to a third-party for approximately $83.5 million and recognized a $35.4 million gain on the sale.

ORACLE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Percentage of Revenues		Percentage Change
	Three Months Ended August 31,		Three Months FY04 vs. Three Months FY03
	2003	2002
REVENUES
New software licenses and other	25%	28%	(7%)
Software license updates and product support	50%	45%	14%
Services	25%	27%	(8%)

Total Revenues	100%	100%	2%

OPERATING EXPENSES
Sales and marketing	22%	23%	(1%)
Software license updates and product support	6%	6%	3%
Cost of services	22%	23%	(6%)
Research and development	14%	14%	4%
General and administrative	6%	5%	28%

Total Operating Expenses	70%	71%	1%

OPERATING INCOME	30%	29%	6%

Net investment gains (losses) related to equity securities	2%	(4%)	144%
Other income, net	0%	1%	(48%)

INCOME BEFORE TAXES	32%	26%	27%

Provision for income taxes	11%	9%	25%

NET INCOME	21%	17%	28%

ORACLE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	August 31, 2003	May 31, 2003
ASSETS
Current Assets
Cash and cash equivalents	$4,240	$4,737
Short-term investments	3,164	1,782
Trade receivables, net	1,346	1,920
Deferred tax assets	371	381
Other current assets	292	407

Total Current Assets	9,413	9,227
Long-term investments	283	233
Property, net	1,081	1,062
Deferred tax assets	197	197
Intangible and other assets	241	345

TOTAL ASSETS	$11,215	$11,064

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt	$152	$153
Accounts payable	225	228
Income taxes payable	986	891
Other current liabilities	1,220	1,477
Deferred revenues	1,603	1,409

Total Current Liabilities	4,186	4,158
Long-term debt	168	175
Deferred tax liabilities	150	186
Other long-term liabilities	209	225
Stockholders’ equity	6,502	6,320

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,215	$11,064

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three Months Ended August 31,
	2003	2002
Cash Flows From Operating Activities:
Net income	$440	$343
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	50	62
Amortization of intangible assets	11	22
Net investment (gains) losses related to equity securities	(36)	81
Deferred income taxes	(26)	(36)
Changes in assets and liabilities:
Decrease in trade receivables	544	688
Decrease in prepaid expenses and other assets	109	88
Decrease in accounts payable and other current liabilities	(183)	(164)
Increase (decrease) in income taxes payable	130	(109)
Increase in deferred revenues	228	255
Decrease in other long-term liabilities	(16)	(12)

Net cash provided by operating activities	1,251	1,218

Cash Flows From Investing Activities:
Purchases of investments	(2,471)	(662)
Proceeds from maturities and sale of investments	1,068	1,070
Capital expenditures	(76)	(43)
Increase in other assets	(12)	(94)

Net cash provided by (used for) investing activities	(1,491)	271

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(200)	(768)
Proceeds from issuance of common stock	41	30

Net cash used for financing activities	(159)	(738)

Effect of exchange rate changes on cash and cash equivalents	(98)	29

Net increase (decrease) in cash and cash equivalents	(497)	780
Cash and cash equivalents at beginning of period	4,737	3,095

Cash and cash equivalents at end of period	$4,240	$3,875

ORACLE CORPORATION

Q1 FISCAL 2004 RESULTS

SUPPLEMENTAL ANALYSIS OF OPERATIONS, GEOGRAPHIC REVENUES AND HEADCOUNT

(in millions, except per share & headcount data)

	Fiscal 2003					Fiscal 2004
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
OPERATIONS
REVENUES
New software licenses	$549	$752	$743	$1,179	$3,223	$515				$515
Software license updates and product support	905	954	1,005	1,065	3,929	1,034				1,034
Consulting	432	455	430	444	1,761	397				397
Advanced product services (1)	64	64	63	66	257	60				60
Education	64	71	54	69	258	56				56
Other (2)	14	13	12	8	47	10				10

Total revenues	2,028	2,309	2,307	2,831	9,475	2,072				2,072

OPERATING EXPENSES
Sales and marketing	471	512	521	568	2,072	464				464
Software license updates and product support	117	117	120	120	474	121				121
Cost of services	472	482	454	460	1,868	442				442
Research and development	286	295	301	298	1,180	298				298
General and administrative	102	109	115	115	441	131				131

Total operating expenses	1,448	1,515	1,511	1,561	6,035	1,456				1,456

OPERATING INCOME	580	794	796	1,270	3,440	616				616
Net investment gains (losses) related to equity securities	(81)	(22)	(6)	(2)	(111)	36				36
Other income, net	23	28	39	6	96	12				12

INCOME BEFORE TAXES	522	800	829	1,274	3,425	664				664
Provision for income taxes	179	265	258	416	1,118	224				224

NET INCOME	$343	$535	$571	$858	$2,307	$440				$440

EARNINGS PER SHARE
Basic	$0.06	$0.10	$0.11	$0.16	$0.44	$0.08				$0.08
Diluted	$0.06	$0.10	$0.11	$0.16	$0.43	$0.08				$0.08

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,399	5,309	5,259	5,240	5,302	5,230				5,230
Diluted	5,515	5,420	5,383	5,356	5,418	5,347				5,347

GEOGRAPHIC REVENUES
REVENUES
Americas	$1,106	$1,157	$1,190	$1,391	$4,844	$1,042				$1,042
Europe/Middle East/Africa	627	818	785	1,024	3,254	717				717
Asia Pacific	295	334	332	416	1,377	313				313

Total Revenues	$2,028	$2,309	$2,307	$2,831	$9,475	$2,072				$2,072

HEADCOUNT
GEOGRAPHIC AREA
Domestic	18,893	18,420	18,129	17,968		17,437
International	22,603	22,225	22,260	22,682		22,887

Total Company	41,496	40,645	40,389	40,650		40,324

(1)	Advanced product services consist of remote database management, performance monitoring and tuning, on-site technical support services and hosting services, which relate to the outsourcing of the management and maintenance of our database and application products.

(2)	Includes systems integration, documentation and miscellaneous other revenues.

ORACLE CORPORATION

Q1 FISCAL 2004 RESULTS

ESTIMATED TOTAL PRODUCT REVENUE ANALYSIS

($ in millions)

	Fiscal 2003					Fiscal 2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
APPLICATIONS BUSINESS
REVENUES (1)
New Software Licenses	$111	$108	$140	$246	$605	$107				$107
Software License Updates and Product Support	190	202	217	233	842	221				221
Services and Other	265	280	253	250	1,048	216				216

Total Applications Related Revenues	$566	$590	$610	$729	$2,495	$544				$544

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(24%)	(34%)	(5%)	0%	(14%)	(4%)				(4%)
Software License Updates and Product Support	8%	9%	19%	16%	13%	16%				16%
Services and Other	(17%)	(12%)	(14%)	(25%)	(17%)	(18%)				(18%)
Total Applications Related Revenues	(12%)	(12%)	(3%)	(6%)	(8%)	(4%)				(4%)

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(25%)	(35%)	(8%)	(4%)	(17%)	(6%)				(6%)
Software License Updates and Product Support	6%	8%	14%	11%	10%	13%				13%
Services and Other	(19%)	(15%)	(19%)	(29%)	(21%)	(21%)				(21%)
Total Applications Related Revenues	(13%)	(14%)	(7%)	(11%)	(11%)	(7%)				(7%)

DATABASE TECHNOLOGY BUSINESS
REVENUES (1)
New Software Licenses	$438	$644	$603	$933	$2,618	$408				$408
Software License Updates and Product Support	715	752	788	832	3,087	813				813
Services and Other	309	323	306	337	1,275	307				307

Total Database Technology Related Revenues	$1,462	$1,719	$1,697	$2,102	$6,980	$1,528				$1,528

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(23%)	(0%)	(4%)	3%	(4%)	(7%)				(7%)
Software License Updates and Product Support	7%	8%	15%	11%	10%	14%				14%
Services and Other	(21%)	(14%)	(2%)	(1%)	(11%)	(1%)				(1%)
Total Database Technology Related Revenues	(10%)	0%	4%	5%	0%	5%				5%

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(24%)	(1%)	(11%)	(4%)	(9%)	(11%)				(11%)
Software License Updates and Product Support	5%	6%	9%	5%	6%	9%				9%
Services and Other	(22%)	(15%)	(8%)	(8%)	(14%)	(4%)				(4%)
Total Database Technology Related Revenues	(12%)	(1%)	(2%)	(2%)	(4%)	0%				0%

TOTAL REVENUES
REVENUES
New Software Licenses	$549	$752	$743	$1,179	$3,223	$515				$515
Software License Updates and Product Support	905	954	1,005	1,065	3,929	1,034				1,034
Consulting	432	455	430	444	1,761	397				397
Advanced Product Services	64	64	63	66	257	60				60
Education	64	71	54	69	258	56				56
Other	14	13	12	8	47	10				10

Total Revenues	$2,028	$2,309	$2,307	$2,831	$9,475	$2,072				$2,072

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(23%)	(6%)	(4%)	3%	(6%)	(6%)				(6%)
Software License Updates and Product Support	7%	8%	16%	12%	11%	14%				14%
Consulting	(18%)	(11%)	(6%)	(9%)	(11%)	(8%)				(8%)
Advanced Product Services	(18%)	(23%)	(17%)	(21%)	(20%)	(6%)				(6%)
Education	(28%)	(17%)	(15%)	(13%)	(19%)	(13%)				(13%)
Other	(29%)	(16%)	(2%)	(68%)	(34%)	(29%)				(29%)
Total Revenues	(10%)	(3%)	2%	2%	(2%)	2%				2%

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(24%)	(8%)	(10%)	(4%)	(11%)	(10%)				(10%)
Software License Updates and Product Support	5%	7%	10%	6%	7%	9%				9%
Consulting	(19%)	(13%)	(11%)	(14%)	(14%)	(11%)				(11%)
Advanced Product Services	(19%)	(25%)	(21%)	(26%)	(23%)	(10%)				(10%)
Education	(30%)	(19%)	(21%)	(20%)	(22%)	(15%)				(15%)
Other	(30%)	(18%)	(7%)	(71%)	(36%)	(33%)				(33%)
Total Revenues	(12%)	(5%)	(3%)	(4%)	(6%)	(2%)				(2%)

(1)	The Company tracks New Software License Revenues by product. Software License Updates and Product Support Revenues, along with the Service Revenues shown here, represent the Company’s estimate of revenues that relate to Database Technology and Application license products.

NOTE: Prior year numbers may differ compared to previously released supplemental information, due to rounding to millions.

ORACLE CORPORATION

Q1 FISCAL 2004 RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS

($ in millions)

	Fiscal 2003					Fiscal 2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
AMERICAS
NEW SOFTWARE LICENSE REVENUES
Database Technology	$191	$257	$247	$381	$1,076	$162				$162
Applications	60	52	86	127	325	41				41

Total New Software License Revenues	$251	$309	$333	$508	$1,401	$203				$203

AS REPORTED GROWTH RATES
Database Technology	(14%)	(5%)	(15%)	(10%)	(11%)	(15%)				(15%)
Applications	(39%)	(50%)	(12%)	(3%)	(24%)	(32%)				(32%)
Total New Software License Revenues	(22%)	(17%)	(14%)	(8%)	(14%)	(19%)				(19%)

LOCAL CURRENCY GROWTH RATES
Database Technology	(12%)	(0%)	(13%)	(9%)	(8%)	(15%)				(15%)
Applications	(38%)	(49%)	(9%)	(3%)	(23%)	(32%)				(32%)
Total New Software License Revenues	(20%)	(14%)	(12%)	(7%)	(12%)	(19%)				(19%)

EUROPE / MIDDLE EAST / AFRICA
NEW SOFTWARE LICENSE REVENUES
Database Technology	$152	$258	$235	$380	$1,025	$143				$143
Applications	30	41	35	82	188	55				55

Total New Software License Revenues	$182	$299	$270	$462	$1,213	$198				$198

AS REPORTED GROWTH RATES
Database Technology	(14%)	20%	3%	15%	8%	(6%)				(6%)
Applications	(17%)	7%	(4%)	(4%)	(4%)	83%				83%
Total New Software License Revenues	(14%)	18%	2%	11%	6%	9%				9%

LOCAL CURRENCY GROWTH RATES
Database Technology	(20%)	10%	(13%)	(4%)	(6%)	(15%)				(15%)
Applications	(22%)	(2%)	(17%)	(15%)	(14%)	65%				65%
Total New Software License Revenues	(20%)	8%	(14%)	(7%)	(8%)	(2%)				(2%)

ASIA PACIFIC
NEW SOFTWARE LICENSE REVENUES
Database Technology	$95	$129	$121	$172	$517	$103				$103
Applications	21	15	19	37	92	11				11

Total New Software License Revenues	$116	$144	$140	$209	$609	$114				$114

AS REPORTED GROWTH RATES
Database Technology	(44%)	(17%)	9%	14%	(12%)	8%				8%
Applications	88%	(31%)	36%	26%	20%	(48%)				(48%)
Total New Software License Revenues	(35%)	(19%)	12%	16%	(8%)	(2%)				(2%)

LOCAL CURRENCY GROWTH RATES
Database Technology	(45%)	(17%)	(1%)	8%	(15%)	7%				7%
Applications	80%	(32%)	26%	19%	14%	(48%)				(48%)
Total New Software License Revenues	(37%)	(19%)	2%	10%	(12%)	(3%)				(3%)

TOTAL COMPANY
NEW SOFTWARE LICENSE REVENUES
Database Technology	$438	$644	$603	$933	$2,618	$408				$408
Applications	111	108	140	246	605	107				107

Total New Software License Revenues	$549	$752	$743	$1,179	$3,223	$515				$515

AS REPORTED GROWTH RATES
Database Technology	(23%)	(0%)	(4%)	3%	(4%)	(7%)				(7%)
Applications	(24%)	(34%)	(5%)	0%	(14%)	(4%)				(4%)
Total New Software License Revenues	(23%)	(6%)	(4%)	3%	(6%)	(6%)				(6%)

LOCAL CURRENCY GROWTH RATES
Database Technology	(24%)	(1%)	(11%)	(4%)	(9%)	(11%)				(11%)
Applications	(25%)	(35%)	(8%)	(4%)	(17%)	(6%)				(6%)
Total New Software License Revenues	(24%)	(8%)	(10%)	(4%)	(11%)	(10%)				(10%)